EXHIBIT 8(c)(4)

AMENDMENT TO PARTICIPATION AGREEMENT (ALLIANCE VARIABLE PRODUCTS)

AMENDMENT

TO

PARTICIPATION AGREEMENT

Amendment dated as of May 1, 2009 to the Participation Agreement (the “Agreement”), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY (“Insurer”); TRANSAMERICA CAPITAL, INC. (replacing AFSG SECURITIES CORPORATION by Amendment and Novation) (“Contracts Distributor”) (together Insurer and Contracts Distributor, the “Company”); ALLIANCEBERNSTEIN L.P. (formerly ALLIANCE CAPITAL MANAGEMENT L.P.) (“Adviser”); and ALLIANCEBERNSTEIN INVESTMENTS, INC. (formerly, ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.) (“Distributor”).

WHEREAS, the Insurer, Contracts Distributor, Adviser, and Distributor heretofore entered into a Participation Agreement dated May 1, 2000, with regard to separate accounts established for variable life insurance and/or variable annuity contracts offered by the Company; and

WHEREAS, the Company, Contracts Distributor, Adviser, and Distributor desire to amend Schedule A to the Agreement in accordance with the terms of the Agreement.

WHEREAS, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

AMENDED SCHEDULE A

SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Separate Account VA A February 17, 1997	33 Act File No. 333-26209 40 Act File No. 811-09172 (The Atlas Portfolio Builder Variable Annuity)	• AllianceBernstein Growth Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Global Thematic Growth Portfolio – Class B

Retirement Builder Variable Annuity Account March 29, 1996	33 Act File No. 333-07509 40 Act File No. 811-07689 (Portfolio Select Variable AnnuitySM)	• AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Global Thematic Growth Portfolio – Class B

Separate Account VA B January 19, 1990	33 Act File No. 033-33085 40 Act File No. 811-06032 (Transamerica Landmark Variable Annuity) 33 Act File No. 033-56908 40 Act File No. 811-06032 (Transamerica Freedom Variable Annuity)	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Separate Account VA C February 20, 1997	33 Act File No. 333-83957 40 Act File No. 811-09503 (Transamerica Extra Variable Annuity)	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

Separate Account VA D February 20, 1997	33 Act File No. 333-94489 40 Act File No. 811-09777 (Transamerica Access Variable Annuity)	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B

Separate Account VA K July 10, 2001	33 Act File No. 333-76230 40 Act File No. 811-10617 (Retirement Income Builder - BAI Variable Annuity under the marketing name “Retirement Income Builder IV”)	• AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Global Thematic Growth Portfolio – Class B

Separate Account VA R November 26, 2001	33 Act File No. 333-109580 40 Act file No. 811-21441 (Flexible Premium Variable Annuity – C under the marketing name “Transamerica Principium”)	• AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Growth and Income Portfolio – Class B

Separate Account VA Y October 19, 2001	33 Act File No. 333-131987 40 Act File No. 811-21858 (Flexible Premium Variable Annuity – J under the marketing name “Transamerica Axiom”)	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Separate Account VA Z February 13, 2007	33 Act File No. 333-142762 40 Act File No. 811-22063 (Flexible Premium Variable Annuity – K under the marketing name “Transamerica Investor Choice Annuity”)	• AllianceBernstein International Value Portfolio – Class A • AllianceBernstein Small/Mid Cap Value Portfolio – Class A • AllianceBernstein Value Portfolio – Class A

Separate Account VA-6 June 11, 1996	33 Act File No. 333-128705 40 Act File No. 811-07753 (Transamerica Classic® Variable Annuity and Transamerica Catalyst® Variable Annuity)	• AllianceBernstein Growth and Income Portfolio – Class A • AllianceBernstein Large Cap Growth Portfolio – Class A

Separate Account VA-7 June 11, 1996	33 Act File No. 333-128704 40 Act File No. 811-08835 (Transamerica Bounty® Variable Annuity)	• AllianceBernstein Growth and Income Portfolio – Class A • AllianceBernstein Large Cap Growth Portfolio – Class A

Separate Account VA-8 June 11, 1996	33 Act File No. 333-128772 40 Act File No. 811-09859 (Transamerica Optimum Choice® Variable Annuity)	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B

Separate Account VA W May 15, 2000	33 Act File No. 333-116562 40 Act File No. 811-21594 (Flexible Premium Variable Annuity – G under the marketing name “Transamerica Liberty”)	• AllianceBernstein Growth and Income Portfolio – Class B • AllianceBernstein Large Cap Growth Portfolio – Class B • AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Separate Account VA X Date: May 15, 2000	33 Act File No. 333-125817 40 Act File No.811-21776 (Flexible Premium Variable Annuity – I under the marketing name “Transamerica Advisor Elite”)	• AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

PFL Corporate Account One August 10, 1998	1933 Act Exempt 1940 Act Exempt (Advantage V Variable Universal Life Policy) (Advantage VI Variable Universal Life Policy)

•        AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Classes A & B

•        AllianceBernstein VPS Global Thematic Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Growth and Income Portfolio – Classes A & B

•        AllianceBernstein VPS Intermediate Bond Portfolio – Classes A & B

•        AllianceBernstein VPS International Growth Portfolio – Classes A & B

•        AllianceBernstein VPS International Value Portfolio – Classes A & B

•        AllianceBernstein VPS Large Cap Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Money Market Portfolio – Classes A & B

•        AllianceBernstein VPS Real Estate Investment Portfolio – Classes A & B

•        AllianceBernstein VPS Small Cap Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Small-Mid Cap Value Portfolio – Classes A & B

•        AllianceBernstein VPS Utility Income Portfolio – Classes A & B

•        AllianceBernstein VPS Value Portfolio – Classes A & B

•        AllianceBernstein VPS Wealth Appreciation Strategy Portfolio – Classes A & B

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Transamerica Corporate Separate Account Sixteen June 16, 2003	1933 Act File No. 333-109579 1940 Act File No. 811-21440 (Advantage X Variable Universal Life Policy)

•        AllianceBernstein VPS Balanced Wealth Strategy Portfolio – Classes A & B

•        AllianceBernstein VPS Global Thematic Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Growth and Income Portfolio – Classes A & B

•        AllianceBernstein VPS Intermediate Bond Portfolio – Classes A & B

•        AllianceBernstein VPS International Growth Portfolio – Classes A & B

•        AllianceBernstein VPS International Growth Portfolio – Classes A & B

•        AllianceBernstein VPS International Value Portfolio – Classes A & B

•        AllianceBernstein VPS Large Cap Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Money Market Portfolio – Classes A & B

•        AllianceBernstein VPS Real Estate Investment Portfolio – Classes A & B

•        AllianceBernstein VPS Small Cap Growth Portfolio – Classes A & B

•        AllianceBernstein VPS Small-Mid Cap Value Portfolio – Classes A & B

•        AllianceBernstein VPS Utility Income Portfolio – Classes A & B

•        AllianceBernstein VPS Value Portfolio – Classes A & B

•        AllianceBernstein Wealth Appreciation Strategy Portfolio – Classes A & B

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2009

TRANSAMERICA LIFE INSURANCE COMPANY		ALLIANCEBERNSTEIN L.P.

By:	/s/ Arthur D. Woods	By:	/s/ Marc O. Mayer
Name:	Arthur D. Woods	Name:	Marc O. Mayer
Title:	Vice President	Title:	Executive Vice President

TRANSAMERICA CAPITAL, INC.		ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:	/s/ Brenda L. Smith	By:	/s/ Andrew L. Gangolf
Name:	Brenda L. Smith	Name:	Andrew L. Gangolf
Title:	Assistant Vice President	Title:	Senior Vice President and Assistant General Counsel